FORUM FUNDS II

PHOCAS REAL ESTATE FUND

Supplement dated April 2, 2018 to the Prospectus and Statement of Additional Information
dated May 1, 2017

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

At a meeting held on March 26, 2018, the Board of Trustees of Forum Funds II ("Board") approved, subject to shareholder approval, a proposal to reorganize the Phocas Real Estate Fund (the "Acquired Fund"), a series of Forum Funds II, into the AAM/Phocas Real Estate Fund (the "Acquiring Fund"), a newly organized series of the Investment Managers Series Trust. Phocas Financial Corporation ("Phocas"), the investment adviser to the Acquired Fund, recommended the reorganization to the Board.

The Acquiring Fund will have the same investment objective and principal investment strategy as the Acquired Fund.  Following the reorganization, Advisors Asset Management, Inc. will serve as the Acquiring Fund's investment advisor and Phocas will serve as the Acquiring Fund's sub-advisor and provide day-to-day portfolio management services to the Acquiring Fund.

In order to accomplish the reorganization, the Board voted to submit an agreement and plan of reorganization (the "Plan") to shareholders of the Acquired Fund for their approval. The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities. The Acquired Fund's shareholders will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by shareholders prior to the reorganization.  The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting to take place on or about August 13, 2018, where the shareholders will consider and vote on the Plan. This meeting will occur at the offices of Forum Funds II, Three Canal Plaza, Suite 600, Portland, Maine 04101. If approved by shareholders, the reorganization is expected to occur in August 2018.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization.  Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

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For more information, please contact a Fund customer service representative toll free at (886) 746-2271.

PLEASE RETAIN FOR FUTURE REFERENCE.